UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 5, 2004

                       PEGASUS COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-32383                  23-3070336
 ----------------------------      ----------------         ------------------
 (State or Other Jurisdiction      (Commission File           (IRS Employer )
     of Incorporation)                 Number)              Identification No.


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania      19004
               (Address of Principal Executive Offices)    (Zip Code)

     Registrant's telephone number, including area code: 800-376-0022

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events and Required FD Disclosure.
        ---------------------------------------

     On February 6, 2004, we issued a press release responding to certain misstatements made in a press release issued by DIRECTV, Inc. on February 5, 2004. Our press release and the DIRECTV press release are attached hereto as
Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

     Also on February 5, 2004, our subsidiary, Pegasus Media & Communications, Inc., and its lenders entered into an amendment to its credit facility. The amendment, among other things, allows our Pegasus Satellite Communications, Inc. subsidiary to incur additional senior secured debt such that our Pegasus Satellite and Pegasus Media subsidiaries can have total senior secured debt of up to $650 million.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (c) Exhibits.
              99.1      Pegasus press release, February 6, 2004.
              99.2      DIRECTV, Inc. press release, February 5, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PEGASUS COMMUNICATIONS CORPORATION
                                             By:/s/ Scott A. Blank
                                                    --------------
                                                    Scott A. Blank,
                                                    Senior Vice President


February 6, 2004


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                                  EXHIBIT INDEX

Exhibit No.                Description

  99.1          Pegasus press release, February 6, 2004.
  99.2          DIRECTV, Inc. press release, February 5, 2004.